VIRTUS KAR GLOBAL QUALITY DIVIDEND FUND
SCHEDULE OF INVESTMENTS (Unaudited)
June 30, 2022
($ reported in thousands)
	Shares	Value
Common Stocks—95.8%
Communication Services—16.9%
BCE, Inc.	38,780	$ 1,907
Omnicom Group, Inc.	20,576	1,309
Spark New Zealand Ltd.	496,249	1,487
Telenor ASA	59,386	790
Verizon Communications, Inc.	28,038	1,423
		6,916

Consumer Discretionary—4.7%
Leggett & Platt, Inc.	27,981	968
VF Corp.	21,555	952
		1,920

Consumer Staples—7.4%
Coca-Cola Co. (The)	13,386	842
Flowers Foods, Inc.	14,998	395
Orkla ASA	70,455	563
PepsiCo, Inc.	3,580	596
Unilever plc	13,747	623
		3,019

Energy—2.1%
TotalEnergies SE	16,381	865
Financials—21.3%
Bank of Hawaii Corp.	9,627	716
IGM Financial, Inc.(1)	38,891	1,042
PNC Financial Services Group, Inc. (The)	2,209	349
Royal Bank of Canada	14,062	1,361
Safety Insurance Group, Inc.	9,734	945
Singapore Exchange Ltd.	85,582	583
Tokio Marine Holdings, Inc.	20,320	1,184
U.S. Bancorp	18,335	844
Zurich Insurance Group AG	1,965	855
Zurich Insurance Group AG ADR	19,409	845
		8,724

Health Care—7.7%
AbbVie, Inc.	7,481	1,146
Merck & Co., Inc.	7,092	647
Patterson Cos., Inc.	13,677	414
Pfizer, Inc.	12,050	632
Sonic Healthcare Ltd.	14,062	320
		3,159

Industrials—10.1%
Adecco Group AG Registered Shares	22,472	764
BAE Systems plc	150,987	1,526
Deutsche Post AG Registered Shares	19,427	728
MSC Industrial Direct Co., Inc. Class A	15,052	1,130
		4,148

Information Technology—4.6%
Cisco Systems, Inc.	3,790	161
	Shares	Value

Information Technology—continued
International Business Machines Corp.	12,302	$ 1,737
		1,898

Materials—6.7%
Amcor plc	140,020	1,740
Eastman Chemical Co.	7,729	694
Kemira OYJ	24,101	295
		2,729

Real Estate—1.2%
Crown Castle International Corp.	2,858	481
Utilities—13.1%
Fortis, Inc.	31,001	1,465
Pinnacle West Capital Corp.	11,334	829
Southern Co. (The)	22,684	1,618
Terna - Rete Elettrica Nazionale	133,445	1,047
WEC Energy Group, Inc.	4,108	413
		5,372

Total Common Stocks (Identified Cost $36,641)		39,231

Total Long-Term Investments—95.8% (Identified Cost $36,641)		39,231

Short-Term Investment—3.7%
Money Market Mutual Fund—3.7%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 1.351%)(2)	1,518,174	1,518
Total Short-Term Investment (Identified Cost $1,518)		1,518

Securities Lending Collateral—2.6%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 1.351%)(2)(3)	1,072,881	1,073
Total Securities Lending Collateral (Identified Cost $1,073)		1,073

TOTAL INVESTMENTS—102.1% (Identified Cost $39,232)		$41,822
Other assets and liabilities, net—(2.1)%		(879)
NET ASSETS—100.0%		$40,943

Abbreviation:
ADR	American Depositary Receipt

Footnote Legend:
(1)	All or a portion of security is on loan.
(2)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
(3)	Represents security purchased with cash collateral received for securities on loan.
See Notes to Schedule of Investments

VIRTUS KAR GLOBAL QUALITY DIVIDEND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
June 30, 2022
($ reported in thousands)
Country Weightings†
United States	52%
Canada	14
Switzerland	10
United Kingdom	5
New Zealand	4
Norway	3
Japan	3
Other	9
Total	100%
† % of total investments as of June 30, 2022.
The following table summarizes the value of the Fund’s investments as of June 30, 2022, based on the inputs used to value them (See Security Valuation Note 1 in the Notes to Schedule of Investments):
	Total Value at June 30, 2022	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$39,231	$39,231
Securities Lending Collateral	1,073	1,073
Money Market Mutual Fund	1,518	1,518
Total Investments	$41,822	$41,822
There were no securities valued using  significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at June 30, 2022.
There were no transfers into or out of Level 3 related to securities held at June 30, 2022.
See Notes to Schedule of Investments

VIRTUS KAR Global Quality Dividend Fund
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
June 30, 2022
Note 1. Security Valuation
The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
    Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
    Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
    Level 3 – prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Illiquid, restricted equity securities and illiquid private placements are internally fair valued by the Valuation Committee, and are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
 Listed derivatives, such as options, that are actively traded are valued at the last posted settlement price from the exchange where they are principally traded and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For additional information about significant accounting policies, refer to the Fund’s most recent semi or annual report.
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